Exhibit 10.1
UNUM GROUP
PERFORMANCE SHARE UNIT AGREEMENT
AND
CASH INCENTIVE UNIT AGREEMENT
ACKNOWLEDGEMENT AND ACCEPTANCE OF AMENDMENTS
You previously received a Performance Share Unit Agreement and a Cash Incentive Unit Agreement (collectively, the “Agreements”), each dated as of March 1, 2026 (the “Grant Date”), relating to performance share units (“PSUs”) and cash incentive units (“CIUs”) granted by Unum Group (the “Company”) to you on the Grant Date. By signing below, you acknowledge and agree that, for good and valid consideration, including your continuing participation in the incentive compensation programs of the Company, the receipt and sufficiency of which you acknowledge, the Agreements are hereby amended to provide that notwithstanding anything therein to the contrary, in no event will the number of PSUs or CIUs earned by you, as determined in accordance with Schedule A of the respective Agreements, exceed 200% of the number of PSUs or CIUs granted to the you on the Grant Date.

EMPLOYEE:

Signature:
Name:
Date: